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Exhibit 10.9

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 28, 2024 (this “Eighth Amendment”), by and among AI PAVE Dutchco III B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Holdings”), Intermediate Dutch Holdings B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Intermediate Dutch Holdings”), Indy US Holdco, LLC, a Delaware limited liability company (“US Top Borrower”), Nielsen Consumer Inc., a Delaware corporation (the “US Borrower” and the “Borrower Representative”), Indy Dutch Bidco B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Dutch Borrower”, and together with US Top Borrower and US Borrower, the “Term Borrowers”), the Revolving Borrowers party hereto (together with the Term Borrowers, the “Borrowers”), the Loan Guarantors party hereto, each financial institution identified on the signature pages hereto as an “Eighth Amendment Extending Revolving Lender” (collectively, the “Eighth Amendment Extending Revolving Lenders”), the financial institution identified on the signature pages hereto as an “Eighth Amendment Non-Extending Revolving Lender” (as defined below”), the Lenders constituting the Canadian Dollar Lenders (as defined below), the other Lenders party hereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and US collateral agent (in such capacity, the “US Collateral Agent”) and Kroll Agency Services (US) LLC, as non-US collateral agent (in such capacity, the “Non-US Collateral Agent” and, together with the Administrative Agent and the US Collateral Agent, collectively, the “Agents”). Capitalized terms not otherwise defined in this Eighth Amendment have the same meanings as specified in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Intermediate Dutch Holdings, the US Top Borrower, the US Borrower, the Dutch Borrower, the Revolving Borrowers from time to time party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of March 5, 2021 (as amended by that certain First Amendment to Credit Agreement, dated as of November 30, 2021, as further amended by that certain Second Amendment to Credit Agreement, dated as of December 3, 2021, as further amended by that certain Third Amendment to Credit Agreement, dated as of August 31, 2022, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of January 31, 2023, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of February 28, 2023, as further amended by that certain Sixth Amendment to Credit Agreement, dated as of June 7, 2023, as further amended by that certain Seventh Amendment to Credit Agreement, dated as of July 10, 2023, and as further amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, together with all exhibits and schedules attached thereto, the “Existing Credit Agreement”);

WHEREAS, Holdings, Intermediate Dutch Holdings, the Borrowers, the Administrative Agent, the US Collateral Agent, the Non-US Collateral Agent, each of the Eighth Amendment Extending Revolving Lenders, the Eighth Amendment Non-Extending Revolving Lender, each of the Revolving Lenders (as defined in the Existing Credit Agreement) and each of the Tranche B-3 Term Lenders (as defined in the Existing Credit Agreement) (the Tranche B-3 Term Lenders, together with the Revolving Lenders, the “Canadian Dollar Lenders”) and the applicable other existing Lenders party hereto, whom together constitute the Required Lenders (as defined in the Existing Credit Agreement) immediately prior to the Eighth Amendment Effective Date have agreed to amend the Existing Credit Agreement as hereinafter set forth (the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 2.23(c) of the Existing Credit Agreement, the Borrower Representative has requested, and each Eighth Amendment Extending Revolving Lender party to this Eighth Amendment has agreed, to extend the Initial Revolving Credit Maturity Date on the terms and conditions set forth herein (such amendments, the “Revolver Extension Amendments”);

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WHEREAS, (i) in accordance with Section 1.13 of the Existing Credit Agreement, (a) the Administrative Agent has determined with respect to Loans denominated in Canadian Dollars that syndicated loans are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate for Canadian Dollars and (b) the Administrative Agent and the Borrower Representative may amend (without the consent of any other Person) the Existing Credit Agreement solely for the purpose of replacing the LIBO Rate for Canadian Dollars in accordance with Section 1.13 of the Existing Credit Agreement with a LIBO Successor Rate and (ii) in connection with the implementation of a LIBO Successor Rate, the Administrative Agent has elected to exercise its right to make Successor Rate Conforming Changes and amendments implementing such Successor Rate Conforming Changes without any further action or consent of any other party to the Existing Credit Agreement or any other Loan Document (other than the Borrower Representative (such consent not to be unreasonably withheld or delayed)) (such amendments, the “CORRA Transition Amendments”); and

WHEREAS, pursuant to Section 8.07 and Section 9.02(b) of the Existing Credit Agreement, effective concurrently with the Agency Resignation Agreement (as defined below), the Borrower Representative and the Required Lenders immediately prior to the Eighth Amendment Effective Date have agreed to appoint JPMorgan Chase Bank, N.A. as successor Administrative Agent and US Collateral Agent and Kroll Agency Services (US) LLC as successor Non-US Collateral Agent and to make certain changes to the Existing Credit Agreement to implement such changes and make certain other amendments (such amendments, the “Agency Successor Amendments”);

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Eighth Amendment Extending Revolving Loans.

(a) On the Eighth Amendment Effective Date (as defined below), each Revolving Lender (each, an “Eighth Amendment Extending Revolving Lender”) that has executed and delivered a counterpart to this Eighth Amendment and that has an “Eighth Amendment Extending Revolving Commitment” as set forth on Schedule 1 hereto under the heading “Eighth Amendment Extending Revolving Commitments” (each, an “Eighth Amendment Extending Revolving Commitment” and the loans thereunder, “Eighth Amendment Extending Revolving Loans”) shall have its Revolving Credit Commitments outstanding immediately prior to the Eighth Amendment Effective Date (the “Existing Revolving Commitments”) automatically reclassified as Eighth Amendment Extending Revolving Commitments, and all of its Revolving Loans outstanding immediately prior to the Eighth Amendment Effective Date (the “Existing Revolving Loans”) automatically reclassified as Eighth Amendment Extending Revolving Loans, respectively, for all purposes under the Amended Credit Agreement, and such Eighth Amendment Extending Revolving Commitments and Eighth Amendment Extending Revolving Loans shall be outstanding under the Amended Credit Agreement on the terms and conditions set forth therein.

(b) On the Eighth Amendment Effective Date, all of the Existing Revolving Commitments of any Revolving Lender that is not an Eighth Amendment Extending Revolving Lender (each, an “Eighth Amendment Non-Extending Revolving Lender”) shall be reclassified as and constitute Eighth Amendment Non-Extending Revolving Commitments and all of the Existing Revolving Loans of any Eighth Amendment Non-Extending Revolving Lender shall be reclassified and constitute Eighth Amendment Non-Extending Revolving Loans, in each case, under the Amended Credit Agreement, and shall continue to be in effect and outstanding under the Amended Credit Agreement on the terms and conditions set forth therein

SECTION 2. Amendments to the Existing Credit Agreement.

Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 below, on and after the Eighth Amendment Effective Date, (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ or ~~stricken text~~)

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and to add (x) the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) and (y) the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in Annex I attached hereto and (b) Exhibits B (Form of Borrowing Request) and H (Form of Interest Election Request) to the Existing Credit Agreement are hereby replaced in their entirely with Exhibits B and H in the form attached hereto on Annex II.

SECTION 3. Amendments to the Loan Documents (other than the Existing Credit Agreement).

Subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 below, on and after the Eighth Amendment Effective Date, the provisions of each Loan Document (other than the Existing Credit Agreement) that refer to the Administrative Agent shall be deemed to be references to the Administrative Agent, US Collateral Agent and/or Non-US Collateral Agent, as the context may require.

SECTION 4. Conditions to the Eighth Amendment Effective Date. The effectiveness of this Eighth Amendment is subject to the satisfaction (or waiver) of the following conditions and this Eighth Amendment shall become effective on the time at which such conditions are satisfied or waived (such date, the “Eighth Amendment Effective Date”):

(a) this Eighth Amendment shall have been duly executed by each Loan Party, the Administrative Agent, and

(i) with respect to the Revolver Extension Amendments, the Eighth Amendment Extending Revolving Lenders;

(ii) with respect to the CORRA Transition Amendments, the Canadian Dollar Lenders; and

(iii) with respect to the Agency Successor Amendments, the US Collateral Agent, the Non-US Collateral Agent and the Lenders constituting Required Lenders;

in each case, immediately prior to the Eighth Amendment Effective Date (which may include a copy transmitted by facsimile or other electronic method);

(b) the Administrative Agent (or its counsel) shall have received, on behalf of the Eighth Amendment Extending Revolving Lenders on the Eighth Amendment Effective Date, a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel for the Loan Parties, dated as of the Eighth Amendment Effective Date and addressed to the Agents and the Eighth Amendment Extending Revolving Lenders;

(c) the Administrative Agent shall have received, on behalf of the Eighth Amendment Extending Revolving Lenders, a certificate of a Responsible Officer of each Borrower (or the Borrower Representative on its respective behalf), dated as of the Eighth Amendment Effective Date, which shall (I) certify that (A) attached thereto is a true and complete copy of the resolutions, written consent or extract of minutes of a meeting, as applicable, of the board of directors or similar governing body of such Borrower authorizing the execution, delivery and performance of this Eighth Amendment, and (B) such resolutions or written consent have not been modified, rescinded or amended and are in full force and effect and (II) certify that either (A)(1) attached thereto is a true and complete copy of (x) the certificate of incorporation (or equivalent governing document) of such Borrower and (y) the by-laws (or similar governing document) of such Borrower and (2) such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendment thereto as of such date) or (B) the certificate of incorporation (or similar governing document) and bylaws (or similar governing document) of such Borrower have not been amended, repealed, modified or restated since the delivery of the certificate described in Section 4.01(d) of the Existing Credit Agreement;

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(d) the representations and warranties of each Loan Party in Section 5 shall be true and correct in all material respects on and as of the Eighth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods;

(e) no Event of Default exists on the Eighth Amendment Effective Date;

(f) prior to or substantially concurrently with the Eighth Amendment Effective Date, the Borrower Representative shall have paid to the Administrative Agent, for distribution to each applicable Eighth Amendment Extending Revolving Lender, all fees required to be paid on the Eighth Amendment Effective Date pursuant to the Eighth Amendment Fee Letter;

(g) the Administrative Agent shall have received, on behalf of the Eighth Amendment Extending Revolving Lenders, a certificate from a Responsible Officer of the Borrower Representative certifying as to the satisfaction of the conditions set forth in clauses (d) and (e) of this Section 4;

(h) the Administrative Agent shall have received, on behalf of the Eighth Amendment Extending Revolving Lenders, at least three Business Days prior to the Eighth Amendment Effective Date, (I) all documentation and other information required by regulatory authorities with respect to the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (II) to the extent any Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230, a customary certification for such Borrower regarding beneficial ownership in relation to such Borrower, in each case of clauses (I) and (II), that has been reasonably requested by any Lender in writing at least ten Business Days in advance of the Eighth Amendment Effective Date; and

(i) the Administrative Agent shall have received that certain Agency Resignation Agreement (the “Agency Resignation Agreement”) duly executed and delivered by the Borrowers, Holdings, Intermediate Dutch Holdings, the Resigning Agent (as defined therein), the Administrative Agent, the US Collateral Agent and the Non-US Collateral Agent.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Eighth Amendment, each Borrower hereby makes the representations and warranties in Article 3 of the Existing Credit Agreement and each other Loan Document to the Administrative Agent and the Lenders party hereto, in each case on and as of the Eighth Amendment Effective Date (except in the case of any such representation or warranty which expressly relates to a given earlier date or earlier period, in which case such representation or warranty is made as of the respective earlier date or for the respective earlier period, as the case may be); provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such respective periods.

SECTION 6. Effects on Loan Documents.

(a) Except as specifically amended herein or contemplated hereby, each Loan Document continues to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Eighth Amendment does not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Agents under the Loan Documents.

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(c) (i) Each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor acknowledges and agrees that on and after the Eighth Amendment Effective Date, this Eighth Amendment constitutes a Loan Document for all purposes under the Amended Credit Agreement and (ii) each of Holdings, Intermediate Dutch Holdings, each Borrower and each Subsidiary Guarantor hereby acknowledges and confirms all of its obligations and liabilities under the Existing Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Eighth Amendment, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Existing Credit Agreement and the other Loan Documents, in each case after giving effect to this Eighth Amendment.

(d) On and after the Eighth Amendment Effective Date, (i) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “the Existing Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) this Eighth Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument and (iii) the amendments constituted by this Eighth Amendment shall, collectively, constitute an “Extension Amendment” under and as defined in the Existing Credit Agreement.

(e) Nothing herein shall be deemed to entitle Holdings, Intermediate Dutch Holdings, any Borrower nor any Subsidiary Guarantor to a further consent to, or a further waiver, amendment, modification or other change of, any term, condition, obligation, covenant or agreement contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 7. Transition to Term CORRA Provisions.

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Documents, (i) the option for interest on Loans denominated in Canadian Dollars to accrue at a rate based upon the Published CDOR Rate (plus the Applicable Rate applicable to such LIBO Loans as of the date hereof immediately prior to giving effect to this Eighth Amendment) shall continue in effect as set forth in (and on the terms in) the Existing Credit Agreement (including, for the avoidance of doubt, with respect to conversion and continuation of Loans denominated in Canadian Dollars as LIBO Rate Loans bearing interest based upon the Published CDOR Rate) until June 28, 2024 with respect to all Loans denominated in Canadian Dollars outstanding under the Existing Credit Agreement as of the Eighth Amendment Effective Date (collectively, the “Existing Canadian Loans”) and (ii) all Existing Canadian Loans outstanding under the Existing Credit Agreement as of June 28, 2024 that are LIBO Rate Loans shall continue to accrue interest based on the Published CDOR Rate (plus the Applicable Rate applicable to such LIBO Loans as of the date hereof immediately prior to giving effect to this Eighth Amendment) and their applicable existing Interest Periods (as each such term is defined in the Existing Credit Agreement) until the earlier of (x) the repayment of such Existing Canadian Loans and (y) the effective date of any conversion of such Existing Canadian Loans pursuant to the Specified Conversion (as defined below) (provided, that on or after June 28, 2024, in no event shall an Existing Canadian Loan be permitted to bear interest based upon the Published CDOR Rate after the termination or expiration of its applicable Interest Period (the “Expiration Date”)), and thereafter, all such Existing Canadian Loans shall either bear interest based on the Term CORRA or Canadian Prime Rate as determined in accordance with the Amended Credit Agreement;

(b) In accordance with Section 2.03 of the Amended Credit Agreement, the Applicable Borrower shall, no later than 1:00 p.m., New York time, on the third Business Day preceding the Expiration Date (or such later time and date as the Administrative Agent may agree in its reasonable discretion), elect to convert in full the Existing Canadian Loans to LIBO Rate Loans bearing interest based upon Term CORRA or Canadian Prime Rate Loans, as applicable; provided, that if the Applicable Borrower fails to give a timely notice requesting such conversion preceding the Expiration Date, then the Existing Canadian Loans shall be automatically converted in full to LIBO Rate Loans bearing interest based upon Term CORRA with a one-month Interest Period effective as of such Expiration Date (the “Specified Conversion”); and

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(c) Subject to any express limitations set forth in the immediately preceding clauses (a) and (b), the terms of the Existing Credit Agreement as in effect immediately prior to the effectiveness of this Eighth Amendment in respect of the administration of LIBO Rate Loans (solely with respect to the Existing Canadian Loans) shall remain in effect from and after the Eighth Amendment Effective Date until the last day of the last Interest Period applicable to each such Existing Canadian Loans (as determined in accordance with the foregoing provisions of this Section 7) solely for purposes of administering the Existing Canadian Loans (including, without limitation, with respect to the payment of interest accrued thereon, determination of breakage fees and other related subject matter set forth in the Existing Credit Agreement).

SECTION 8. Amendments; Execution in Counterparts; Severability.

(a) This Eighth Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 1.13, Section 2.23 and Section 9.02 of the Amended Credit Agreement; and

(b) To the extent any provision of this Eighth Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Eighth Amendment in any jurisdiction.

SECTION 9. Agents. The Borrower Representative and the Required Lenders acknowledge and agree that, effective concurrently with the Agency Resignation Agreement, (i) JPMorgan Chase Bank, N.A. will serve as Administrative Agent and US Collateral Agent under the Amended Credit Agreement and (ii) Kroll Agency Services (US) LLC will serve as Non-US Collateral Agent under the Amended Credit Agreement. The Required Lenders agree that neither Bank of America, in its individual capacity and in its capacity as the Resigning Agent (as defined in the Agency Resignation Agreement), nor any of its Affiliates, shall bear any responsibility or liability for any actions taken or omitted to be taken by JPMorgan Chase Bank, N.A. in its role as the Successor Agent (as defined in the Agency Resignation Agreement) or Kroll Agency Services (US) LLC in its role as the Successor Non-US Collateral Agent (as defined in the Agency Resignation Agreement) or otherwise under the Agency Resignation Agreement, the Amended Credit Agreement or the other Loan Documents or the transactions contemplated thereby. The Required Lenders agree that, each of the Successor Agent and the Successor Non-US Collateral Agent, each in its individual capacity and in its capacity as the Successor Agent or the Successor Non-US Collateral Agent, as applicable, shall bear no responsibility or liability for any actions taken or omitted to be taken by Bank of America in its capacity as the Resigning Agent or otherwise under Agency Resignation Agreement, the Amended Credit Agreement, and the other Loan Documents or the transactions contemplated thereby.

SECTION 10. Governing Law; Waiver of Jury Trial; Jurisdiction. THIS EIGHTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS EIGHTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 11. Headings. Section headings in this Eighth Amendment are included herein for convenience of reference only, are not part of this Eighth Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Eighth Amendment.

SECTION 12. Counterparts. This Eighth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Eighth Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Eighth Amendment. It is understood and agreed that, subject to any

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Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state laws based on the Uniform Electronic Transactions Act.

SECTION 13. Guarantor Consent and Reaffirmation. Each Loan Guarantor hereby (i) consents to the amendment of the Existing Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party (in each case, to the extent applicable, as amended hereby, are reaffirmed and remain in full force and effect), (iii) reaffirms (A) each Lien granted by it to the Collateral Agents for the benefit of the Secured Parties and (B) any guarantee made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grant of a security interest by it as set forth in the applicable Security Agreement and/or any other applicable Collateral Document remains in full force and effect and continues to secure the obligations of the Loan Parties under the Amended Credit Agreement and (v) nothing contained in this Eighth Amendment shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which remain in full force and effect, except as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

AI PAVE DUTCHCO III B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

INTERMEDIATE DUTCH HOLDINGS:

INTERMEDIATE DUTCH HOLDINGS B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

US TOP BORROWER:

INDY US HOLDCO, LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Vice President and Treasurer

US BORROWER & BORROWER REPRESENTATIVE:

NIELSEN CONSUMER INC.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Senior Vice President and Treasurer

DUTCH BORROWER:

INDY DUTCH BIDCO B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

[Signature Page to Eighth Amendment to Credit Agreement]

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REVOLVING BORROWERS

NIELSEN CONSUMER LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

GFK GMBH

By:	/s/ Emilie Darolles
Name: Emilie Darolles
Title: Managing Director

By:	/s/ Joshua Britton Hubbert
Name: Joshua Britton Hubbert
Title: Managing Director

SUBSIDIARY GUARANTORS:

NIELSEN PRECIMA, LLC

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Senior Vice President and Treasurer

THE NIELSEN COMPANY (EUROPE) SÀRL

By:	/s/ Emilie Darolles
Name: Emilie Darolles
Title: Authorized Signatory

TNC EUROPE B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

[Signature Page to Eighth Amendment to Credit Agreement]

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NIELSENIQ SUB HOLDINGS I B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

AC NIELSEN (NEDERLAND) B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

NIELSEN PRECIMA B.V.

By:	/s/ Peter Schaedelbauer
Name: Peter Schaedelbauer
Title: Authorized Signatory

GFK NORTH AMERICA HOLDING LLC
GFK US HOLDINGS, INC.
GFK US, LLC
GFK CUSTOM RESEARCH, LLC
GFK BOUTIQUE RESEARCH INC.

By:	/s/ Stephen Goodreds
Name: Stephen Goodreds
Title: President and Treasurer

GRACE HOLDCO GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

By:	/s/ Alexandra Pfann
Name: Alexandra Pfann
Title: Managing Director

[Signature Page to Eighth Amendment to Credit Agreement]

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GRACE BIDCO GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

By:	/s/ Alexandra Pfann
Name: Alexandra Pfann
Title: Managing Director

GFK MIDDLE EAST CR HOLDING GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK ENTERTAINMENT GMBH

By:	/s/ Mathias Giloth
Name: Mathias Giloth
Title: Managing Director

By:	/s/ Wolfgang Wanders
Name: Wolfgang Wanders
Title: Managing Director

TRMR VERMÖGENSVERWALTUNGS GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK BETEILIGUNGSGESELLSCHAFT MBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

[Signature Page to Eighth Amendment to Credit Agreement]

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GFK NORTH AMERICA HOLDING GMBH

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Managing Director

GFK GEOMARKETING GMBH

By:	/s/ Doris Vera Luisa Steffen
Name: Doris Vera Luisa Steffen
Title: Managing Director

ACCELERATIO HOLDCO SÀRL

By:	/s/ Thomas Kovats
Name: Thomas Kovats
Title: Manager

[Signature Page to Eighth Amendment to Credit Agreement]

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JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the US Collateral Agent, the Swingline Lender and an Issuing Bank

By:	/s/ Alaina Moran
Name: Alaina Moran
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

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KROLL AGENCY SERVICES (US) LLC, as the Non-US Collateral Agent

By:	/s/ Martin Reed
Name: Martin Reed
Title: Managing Director

[Signature Page to Eighth Amendment to Credit Agreement]

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Beluga IMC Inv Trust, acting by its trustee, Beluga IMC
Trustee Inc., as a Canadian Dollar Lender

By:	/s/ Kenton Freitag
Name: Kenton Freitag
Title: President

[Signature Page to Eighth Amendment to Credit Agreement]

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JPMORGAN CHASE BANK, N.A., as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Alaina Moran
Name: Alaina Moran
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

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BARCLAYS BANK PLC, as an Eighth
Amendment Extending Revolving Lender, a
Canadian Dollar Lender and an Issuing Bank

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Director

[Signature Page to Eighth Amendment to Credit Agreement]

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BANK OF MONTREAL, CHICAGO BRANCH, as an
Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Andrew Berryman
Name: Andrew Berryman
Title: Director

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

BNP Paribas, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Yung Wu
Name: Yung Wu
Title: Vice President

By:	/s/ Jonathan Lasner
Name: Jonathan Lasner
Title: Director

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

BANK OF AMERICA, N.A., as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Chris Mathis
Name: Chris Mathis
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

BANC OF AMERICA CREDIT PRODUCTS, INC., as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Austin Penland
Name: Austin Penland
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

CAPITAL ONE, NATIONAL ASSOCIATION, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Hunter Simensen
Name: Hunter Simensen
Title: Duly Authorized Signatory

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

DEUTSCHE BANK AG NEW YORK, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By:	/s/ Lauren Danbury
Name: Lauren Danbury
Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Nick Meece
Name: Nick Meece
Title: Principal

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

HSBC Bank USA, National Association, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Tim Haavaldsen
Name: Tim Haavaldsen
Title: VP HSBC

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

MIZUHO BANK, LTD., as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

MUFG BANK, LTD. as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ CHRISTOPHER JONES
Name: CHRISTOPHER JONES
Title: VICE PRESIDENT

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

ROYAL BANK OF CANADA, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Alfonse Simone
Name: Alfonse Simone
Title: Authorized Signatory

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

BANCO SANTANDER, S.A., as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ JOSE Mª SEGOVIA MARTÍN
Name: JOSE Mª SEGOVIA MARTÍN
Title: ATTORNEY

By:	/s/ LUZ LOPEZ DE ALDA
Name: LUZ LOPEZ DE ALDA
Title: ATTORNEY

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

SUMITOMO MITSUI BANKING CORPORATION, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Yan Lin
Name: Yan Lin
Title: Managing Director

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

STANDARD CHARTERED BANK, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Deven Sthankiya
Name: Deven Sthankiya
Title: Managing Director

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Victoria Roberts
Name: Victoria Roberts
Title: Authorized Signatory

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

UBS AG STAMFORD BRANCH, as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Muhammad Afzal
Name: Muhammad Afzal
Title: Director

By:	/s/ Danielle Calo
Name: Danielle Calo
Title: Associate Director

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

WELLS FARGO BANK, N.A., as an Eighth Amendment Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Nathan Paouncic
Name: Nathan Paouncic
Title: Executive Director

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

Granite State Senior Loan Funding 2023-2, Ltd., as an Eighth Amendment Non-Extending Revolving Lender, a Canadian Dollar Lender and an Issuing Bank

By:	/s/ Steve Shirreffs
Name: Steve Shirreffs
Title: Director

[Signature Page to Eighth Amendment to Credit Agreement]

Confidential Treatment Requested by NIQ Global Intelligence Limited

Pursuant to 17 C.F.R. Section 200.83

Jubilee CLO 2022-XXVII DAC, as a Lender Executed by Alcentra Limited for and on behalf of Jubilee CLO 2022 XXVII DAC

By:	/s/ Daire Wheeler
Name: Daire Wheeler
Title: Senior Executive Director

[Signature Page to Eighth Amendment to Credit Agreement]